UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report: December 8, 2023
(Date of earliest event reported)

Commission File Number	Exact Name of Registrant as specified in its charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number
001-12609	PG&E CORPORATION	California	94-3234914
001-02348	PACIFIC GAS AND ELECTRIC COMPANY	California	94-0742640

300 Lakeside Drive	300 Lakeside Drive
Oakland, California 94612	Oakland, California 94612
(Address of principal executive offices) (Zip Code)	(Address of principal executive offices) (Zip Code)
(415) 973-1000	(415) 973-7000
(Registrant’s telephone number, including area code)	(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	PCG	The New York Stock Exchange
First preferred stock, cumulative, par value $25 per share, 6% nonredeemable	PCG-PA	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 5.50% nonredeemable	PCG-PB	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 5% nonredeemable	PCG-PC	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 5% redeemable	PCG-PD	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 5% series A redeemable	PCG-PE	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 4.80% redeemable	PCG-PG	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 4.50% redeemable	PCG-PH	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 4.36% redeemable	PCG-PI	NYSE American LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).

Emerging growth company	PG&E Corporation	☐
Emerging growth company	Pacific Gas and Electric Company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

PG&E Corporation	☐
Pacific Gas and Electric Company	☐

Item 1.01.	Entry into a Material Definitive Agreement.
On December 8, 2023, PG&E Corporation (the “Company”), the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent (the “Administrative Agent”), entered into that certain Amendment No. 3 to Term Loan Credit Agreement (the “Amendment”), which amended that certain Term Loan Credit Agreement, dated as of June 23, 2020 (as amended, the “Term Loan Credit Agreement”), among the Company, the lenders party thereto from time to time and the Administrative Agent. Pursuant to the Amendment, the Term Loan Credit Agreement was amended to, among other things, (i) extend the maturity date of the term loans outstanding thereunder to June 23, 2027 and (ii) reduce the applicable margin from 300 basis points to 250 basis points. As a result of voluntary prepayments of the term loans made by the Company on December 4, 2023 and December 8, 2023, and after giving effect to the effectiveness of the Amendment, the aggregate principal amount of term loans outstanding under the Term Loan Credit Agreement is $500,000,000.
The foregoing description of the Amendment and the Term Loan Credit Agreement is qualified in its entirety by reference to the full text of the Amendment and the Term Loan Credit Agreement, which are attached as Exhibit 10.1 hereto and incorporated by reference herein.
Certain of the lenders under the Term Loan Credit Agreement and/or their affiliates have in the past provided, and may in the future provide, investment banking, underwriting, lending, commercial banking and other advisory services to PG&E Corporation and Pacific Gas and Electric Company (the “Utility”). Such lenders have received, and may in the future receive, customary compensation from PG&E Corporation and the Utility for such services.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information included in Item 1.01 of this Current Report on Form
8-K
is incorporated by reference into this Item 2.03.

Item 8.01	Other Events.
As previously reported, on December 4, 2023, the Company issued $2,150,000,000 aggregate principal amount of 4.25% Senior Secured Convertible Notes due 2027 (the “Notes”) pursuant to an Indenture, dated as of December 4, 2023 (the “Convertible Notes Indenture”), among the Company, The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”) and JPMorgan Chase Bank, N.A., as collateral agent. In connection with the Amendment, the Company delivered an irrevocable notice (the “Irrevocable Notice”) to the Trustee on the date hereof to irrevocably fix the Settlement Method (as defined in the Convertible Notes Indenture) to Combination Settlement (as defined in the Convertible Notes Indenture) with a Specified Dollar Amount (as defined in the Convertible Notes Indenture) per $1,000 principal amount of Notes at or above $1,000 for any conversions of the Notes occurring subsequent to the delivery of such Irrevocable Notice on the date hereof; provided that in no event shall the Specified Dollar Amount per $1,000 principal amount of Notes be less than $1,000.
The foregoing description of the Irrevocable Notice is qualified in its entirety by reference to the full text of the Irrevocable Notice, which is attached as Exhibit 99.1 hereto and the Convertible Notes Indenture, which is incorporated by reference as Exhibit 4.1 hereto. Such exhibits are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description

4.1	Indenture, dated as of December 4, 2023, by and among PG&E Corporation, The Bank of New York Mellon Trust Company, N.A., as trustee and JPMorgan Chase Bank, N.A., as collateral agent (including the form of Convertible Note) (incorporated by reference to PG&E Corporation’s Form 8-K dated December 4, 2023 (File No. 1-12609), Exhibit 4.1)

10.1	Amendment No. 3 to Term Loan Credit Agreement, dated as of December 8, 2023, among PG&E Corporation, the lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent

99.1	Irrevocable Notice, dated December 8, 2023 from PG&E Corporation to The Bank of New York Mellon Trust Company, N.A.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

PG&E CORPORATION

Date: December 8, 2023	By:	/s/ Carolyn J. Burke
	Name:	Carolyn J. Burke
	Title:	Executive Vice President and Chief Financial Officer

PACIFIC GAS AND ELECTRIC COMPANY

Date: December 8, 2023	By:	/s/ Stephanie N. Williams
	Name:	Stephanie N. Williams
	Title:	Vice President, Chief Financial Officer and Controller